FNFV Reports Second Quarter 2017 Results With $1.02 Billion Book Value of Portfolio Company Investments, or $15.70 Per Share
Jacksonville, Fla. -- (July 19, 2017) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and six-month periods ended June 30, 2017.

•	Total revenue of $599 million in the second quarter versus $348 million in the second quarter of 2016

•	Pre-tax gain of $269 million from the June closing of the sale of One Digital Health and Benefits

•	Second quarter diluted EPS of $1.81 versus diluted EPS of $0.14 in the second quarter of 2016

•	Pretax earnings of $237 million and EBITDA of $256 million for the second quarter versus pretax earnings of $19 million and EBITDA of $35 million for the second quarter of 2016

•	$354 million in holding company cash on June 30, 2017

Restaurant Group

•
$287 million in total revenue, pretax loss of $2 million, EBITDA of $10 million, and an EBITDA margin of 3.5% for the second quarter, versus $292 million in total revenue, pretax earnings of $6 million, EBITDA of $17 million, and an EBITDA margin of 5.8% in the second quarter of 2016

•
Same store sales decreased 1.6% in the second quarter, as a Ninety Nine same stores sales increase of 0.6% was offset by an O'Charley's decline of 2.6%, a Village Inn decrease of 3.2% and a Bakers Square decline of 0.7%

Ceridian HCM

•
Second quarter total revenue of approximately $177 million, a 6.3% increase over the second quarter of 2016, pretax loss of $20.9 million, EBITDA of $15.2 million, a 60% increase over the second quarter of 2016, and an EBITDA margin of 8.6%

Monetization and Investment Initiatives

•
On June 2, completed the sale of One Digital Health and Benefits for $560 million in an all-cash transaction; after repayment of debt, payout to option holders and a minority equity investor and other transaction related payments, we received $331 million; after-tax proceeds were approximately $219 million

•
During the second quarter, we repurchased 1,295,800 shares of FNFV stock for approximately $19.6 million; since the formation of FNFV in July 2014, 27.6 million shares of FNFV stock have been repurchased for a total of $374 million; approximately 31% of the shares of FNFV stock distributed in July 2014 have been repurchased

“We were excited to monetize One Digital at an attractive price for our shareholders and recognize a pre-tax cash monetization of $331 million," said Chairman William P. Foley, II. “This represented a 4.6x cash on cash multiple on our original equity investment and a 41% IRR. We experienced tremendous growth in One Digital in our 4 1/2 year ownership and are proud of the success the company and FNFV enjoyed together.

"We also made significant progress on the FNFV exchange during the second quarter, with several milestones achieved. We announced the receipt of the private letter ruling on May 10, filed the preliminary Registration Statement on Form S-4 with the SEC on May 11, received comments from the SEC on June 6 and responded to those comments on June 22. We are continuing to work through the SEC review and are in the process of responding to additional comments received on July 14. Once the SEC declares the Registration Statement on S-4 effective, we can mail the proxy to shareholders and then have the shareholder vote, at the earliest, twenty business days after the mailing. We still expect a late third quarter closing for the exchange of the FNFV tracking stock for the new Cannae Holdings common stock that we plan to have trade on the NYSE under the ticker symbol CNNE."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2017 results of FNFV on Thursday, July 20, 2017, beginning at 12:30 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:30 p.m. Eastern time on July 20, 2017, through July 27, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 426237.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), and earnings before interest, taxes and depreciation as a percent of revenue (EBITDA margin).

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plan to redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2017
Operating revenue	$330	$288	$42
Interest and investment income	1	—	1
Realized gains and losses, net	268	(1)	269
Total revenue	599	287	312

Personnel costs	65	13	52
Other operating expenses	29	15	14
Cost of restaurant revenue	249	249	—
Depreciation and amortization	16	11	5
Interest expense	3	1	2
Total expenses	362	289	73

Pre-tax earnings (loss) from continuing operations	$237	$(2)	$239

Income tax expense	$113	$—	$113
Loss from equity investments	(4)	—	(4)
Non-controlling interests	(1)	(1)	—

Net earnings (loss) attributable to FNFV common shareholders	$121	$(1)	$122

EPS attributable to FNFV common shareholders - basic	$1.83	$(0.02)	$1.85
EPS attributable to FNFV common shareholders - diluted	$1.81	$(0.02)	$1.83

FNFV weighted average shares - basic	66
FNFV weighted average shares - diluted	67

Pre-tax earnings (loss) from continuing operations	$237	$(2)	$239

Interest expense	$3	$1	$2
Depreciation and amortization	16	11	5

EBITDA	$256	$10	$246
EBITDA margin	42.7%	3.5%	78.8%

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2016
Operating revenue	$332	$292	$40
Interest and investment income	1	—	1
Realized gains and losses, net	15	—	15
Total revenue	348	292	56

Personnel costs	40	14	26
Other operating expenses	28	16	12
Cost of restaurant revenue	245	245	—
Depreciation and amortization	15	10	5
Interest expense	1	1	—
Total expenses	329	286	43

Pre-tax earnings from continuing operations	$19	$6	$13

Income tax expense	$3	$—	$3
Loss from equity investments	(4)	—	(4)
Non-controlling interests	2	2	—

Net earnings attributable to FNFV common shareholders	$10	$4	$6

EPS attributable to FNFV common shareholders - basic	$0.15	$0.06	$0.09
EPS attributable to FNFV common shareholders - diluted	$0.14	$0.06	$0.08

FNFV weighted average shares - basic	67
FNFV weighted average shares - diluted	70

Pre-tax earnings from continuing operations	$19	$6	$13

Interest expense	$1	$1	$—
Depreciation and amortization	15	10	5

EBITDA	$35	$17	$18
EBITDA margin	10.1%	5.8%	32.1%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2017
Operating revenue	$652	$561	$91
Interest and investment income	2	—	2
Realized gains and losses, net	273	(1)	274
Total revenue	927	560	367

Personnel costs	111	26	85
Other operating expenses	54	30	24
Cost of restaurant revenue	485	485	—
Depreciation and amortization	32	22	10
Interest expense	7	3	4
Total expenses	689	566	123

Pre-tax earnings (loss) from continuing operations	$238	$(6)	$244

Income tax expense	111	—	111
Loss from equity investments	(8)	—	(8)
Non-controlling interests	(3)	(3)	—

Net earnings (loss) attributable to FNFV common shareholders	$122	$(3)	$125

EPS attributable to FNFV common shareholders - basic	$1.85	$(0.05)	$1.90
EPS attributable to FNFV common shareholders - diluted	$1.79	$(0.05)	$1.84

FNFV weighted average shares - basic	66
FNFV weighted average shares - diluted	68

Pre-tax earnings (loss) from continuing operations	$238	$(6)	$244

Interest expense	$7	$3	$4
Depreciation and amortization	32	22	10

EBITDA	$277	$19	$258
EBITDA margin	29.9%	3.4%	70.3%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2016
Operating revenue	$663	$585	$78
Interest and investment income	2	—	2
Realized gains and losses, net	12	(3)	15
Total revenue	677	582	95

Personnel costs	78	27	51
Other operating expenses	55	37	18
Cost of restaurant revenue	490	490	—
Depreciation and amortization	30	20	10
Interest expense	4	2	2
Total expenses	657	576	81

Pre-tax earnings from continuing operations	$20	$6	$14

Income tax expense	$2	$—	$2
Loss from equity investments	(5)	—	(5)
Non-controlling interests	2	2	—

Net earnings attributable to FNFV common shareholders	$11	$4	$7

EPS attributable to FNFV common shareholders - basic	$0.16	$0.06	$0.10
EPS attributable to FNFV common shareholders - diluted	$0.15	$0.06	$0.09

FNFV weighted average shares - basic	69
FNFV weighted average shares - diluted	71

Pre-tax earnings from continuing operations	$20	$6	$14

Interest expense	$4	$2	$2
Depreciation and amortization	30	20	10

EBITDA	$54	$28	$26
EBITDA margin	8.0%	4.8%	27.4%

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV June 30, 2017	FNFV December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$850	$642
Goodwill	102	206
Total assets	1,354	1,400
Notes payable	118	233
Non-controlling interest	108	116
Total equity and redeemable non-controlling interests	1,130	1,032
Total equity attributable to common shareholders	1,022	916

	FNF Group June 30, 2017	FNFV June 30, 2017	Consolidated June 30, 2017	Consolidated December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,705	$850	$5,555	$5,607
Goodwill	4,905	102	5,007	5,065
Title plant	395	—	395	395
Total assets	12,848	1,354	14,202	14,463
Notes payable	2,320	118	2,438	2,746
Reserve for title claim losses	1,492	—	1,492	1,487
Secured trust deposits	892	—	892	860
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	770	108	878	902
Total equity and redeemable non-controlling interests	6,133	1,130	7,263	7,242
Total equity attributable to common shareholders	5,019	1,022	6,041	5,996

Adjusted Book Value Summary	FNFV June 30, 2017	FNFV December 31, 2016
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$399	$386
American Blue Ribbon Holdings	173	173
One Digital	—	75
Del Frisco's Restaurant Group	18	49
Holding Company Cash	354	129
Other	78	104
FNFV Book Value	$1,022	$916
Outstanding FNFV shares	65.1	66.4
FNFV Book Value per Share	$15.70	$13.78

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017			June 30, 2017
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$575	$575	$—	$1,040	$1,040	$—
Agency title premiums	726	726	—	1,309	1,309	—
Total title premiums	1,301	1,301	—	2,349	2,349	—
Escrow, title-related and other fees	1,008	966	42	1,876	1,785	91
Total title and escrow and other	2,309	2,267	42	4,225	4,134	91

Restaurant revenue	288	—	288	561	—	561
Interest and investment income	34	33	1	63	61	2
Realized gains and losses, net	256	(12)	268	255	(18)	273
Total revenue	2,887	2,288	599	5,104	4,177	927

Personnel costs	788	723	65	1,503	1,392	111
Other operating expenses	558	529	29	1,018	964	54
Cost of restaurant revenue	249	—	249	485	—	485
Agent commissions	558	558	—	1,004	1,004	—
Depreciation and amortization	110	94	16	222	190	32
Title claim loss expense	65	65	—	117	117	—
Interest expense	29	26	3	64	57	7
Total expenses	2,357	1,995	362	4,413	3,724	689

Earnings from continuing operations before taxes	530	293	237	691	453	238
Income tax expense	226	113	113	304	193	111
Earnings from continuing operations before equity investments	304	180	124	387	260	127
(Loss) earnings from equity investments	(2)	2	(4)	(4)	4	(8)
Net earnings from continuing operations	302	182	120	383	264	119
Non-controlling interests	6	7	(1)	15	18	(3)
Net earnings attributable to common shareholders	$296	$175	$121	$368	$246	$122

Cash flows provided by (used in) operations	287	401	(114)	291	389	(98)

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016			June 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$540	$540	$—	$962	$962	$—
Agency title premiums	691	691	—	1,221	1,221	—
Total title premiums	1,231	1,231	—	2,183	2,183	—
Escrow, title-related and other fees	907	867	40	1,686	1,608	78
Total title and escrow and other	2,138	2,098	40	3,869	3,791	78

Restaurant revenue	292	—	292	585	—	585
Interest and investment income	37	36	1	67	65	2
Realized gains and losses, net	15	—	15	9	(3)	12
Total revenue	2,482	2,134	348	4,530	3,853	677

Personnel costs	707	667	40	1,359	1,281	78
Other operating expenses	493	465	28	925	870	55
Cost of restaurant revenue	245	—	245	490	—	490
Agent commissions	526	526	—	928	928	—
Depreciation and amortization	102	87	15	202	172	30
Title claim loss expense	68	68	—	120	120	—
Interest expense	33	32	1	67	63	4
Total expenses	2,174	1,845	329	4,091	3,434	657

Earnings from continuing operations before taxes	308	289	19	439	419	20
Income tax expense	101	98	3	150	148	2
Earnings from continuing operations before equity investments	207	191	16	289	271	18
(Loss) earnings from equity investments	(1)	3	(4)	1	6	(5)
Net earnings from continuing operations	206	194	12	290	277	13
Non-controlling interests	9	7	2	19	17	2
Net earnings attributable to common shareholders	$197	$187	$10	$271	$260	$11

Cash flows provided by operations	282	277	5	374	349	25

###